UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2008

KULICKE AND SOFFA INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1005 Virginia Drive, Fort Washington, Pennsylvania	19034
(Address of Principal Executive Offices)	(Zip Code)

(215) 784-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the closing of the sale of the Wire business of Kulicke and Soffa Industries, Inc. (the “Company” or the “Seller”) described in Item 2.01 below, the Company entered into a Joint Development and Engineering Services Agreement (the “Services Agreement”) with W.C. Heraeus GmbH (“Heraeus” or the “Purchaser”) on September 29, 2008. The Services Agreement has a five-year term and provides for joint development and testing of new bonding wire technologies.

The foregoing description of the Services Agreement is qualified in its entirety by reference to such agreement, a copy of which is attached as Exhibit 10.1 to this current report and incorporated herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 29, 2008, the Company completed the sale of the assets associated with the Wire business owned by subsidiaries of the Seller (the “Sale”) pursuant to the Master Sale and Purchase Agreement dated July 31, 2008 between the Company and Heraeus, as amended by Amendment No. 1 thereto dated as of September 5, 2008 (as amended, the “Agreement”). Per the Agreement, the aggregate consideration for the Sale consisted of approximately $155.0 million in cash before adjusting for closing working capital in excess of the level of working capital as of March 29, 2008 as set forth in the preliminary statement of working capital. At closing on September 29, 2008, the Purchaser paid to the Seller $165.4 million, which included a $10.4 million working capital adjustment. This amount may be adjusted as a result of a post-closing verification process. In addition, the Company agreed, subject to certain limitations, to indemnify Heraeus for breaches of the Company’s representations, warranties and covenants. Additional details regarding the Sale are contained in the Company’s Form 8-K filed July 31, 2008.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement and Amendment No. 1 thereto, copies of which are attached as Exhibits 2.1 and 2.2, respectively, to this current report and incorporated herein by reference.

The Company issued a press release on September 29, 2008 with respect to the foregoing transactions, a copy of which is furnished as Exhibit 99.1 to this current report.

Item 9.01 Financial Statements and Exhibits.

9.01 (b) Pro Forma Financial Information

The following unaudited pro forma financial information reflects the disposition of the Wire business.

Unaudited Pro Forma Consolidated Financial Statements

The following unaudited Pro Forma financial statements are based upon and should be read in conjunction with the historical consolidated financial statements and related notes thereto of the Company. The Pro Forma financial statements have been prepared in accordance with Article 11 of Regulation S-X and are based upon certain assumptions management considered reasonable under the circumstances in order to give effect to the disposition of the Wire business pursuant to the Agreement.

The following unaudited Pro Forma Consolidated Balance Sheet of the Company reflects the disposition of the Wire business as if it had occurred on June 28, 2008. The accompanying unaudited Pro Forma Consolidated Statements of Operations for the nine months ended June 30, 2007 and June 28, 2008 and for fiscal 2005, 2006 and 2007 reflects the disposition of the Wire business as if the sale had occurred on October 1, 2004. The pro forma adjustments are based on the operations of the Wire business during the periods presented, the impact from the sale of the Wire business and other transactions associated with the disposition. These adjustments were made to illustrate the anticipated financial effect of the sale of the Wire business and are based on presently available information. Consequently, the pro forma financial information presented herein is not necessarily indicative of the results that would have been reported had the transaction actually occurred on the dates specified.

The final accounting for the disposition of the Wire business is still under review by management and will not be completed until the Company files its Form 10-Q for the quarterly period ended December 27, 2008. The pro forma information related to the sale of the Wire business is based on the net book value of net assets sold as of June 28, 2008. Accordingly, the Company’s actual recording of the disposition, including the final sale price, may differ from the pro forma financial information based on the net book value of net assets as of the closing date. The pro forma financial information does not purport to indicate the future financial position or future results of the Company’s operations.

The following unaudited consolidated pro forma financial statements are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

Unaudited Pro Forma Consolidated Balance Sheet as of June 28, 2008

Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended June 30, 2007 and June 28, 2008

Unaudited Pro Forma Consolidated Statements of Operations for fiscal 2005, 2006 and 2007

Notes to Unaudited Pro Forma Consolidated Financial Statements

(d) Exhibits

Exhibit No.	Description
2.1	Master Sale and Purchase Agreement between W.C. Heraeus GmbH and Kulicke and Soffa Industries, Inc., dated July 31, 2008 is incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 31, 2008.*

2.2	Amendment No. 1 to the Master Sale and Purchase Agreement between W.C. Heraeus GmbH and Kulicke and Soffa Industries, Inc., dated as of September 5, 2008.*

10.1	Joint Development and Engineering Services Agreement by and between W.C. Heraeus GmbH and Kulicke and Soffa Industries, Inc. dated as of September 29, 2008.

99.1	Press Release dated September 29, 2008.

99.2	The following unaudited Pro Forma consolidated financial statements:

Unaudited Pro Forma Consolidated Balance Sheet as of June 28, 2008

Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended June 30, 2007 and June 28, 2008

Unaudited Pro Forma Consolidated Statements of Operations for fiscal 2005, 2006 and 2007

Notes to Unaudited Pro Forma Consolidated Financial Statements

*	Schedules and attachments have been omitted but will be provided to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Dated: October 2, 2008	By:	/s/ Maurice E. Carson
	Name:	Maurice E. Carson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Master Sale and Purchase Agreement between W.C. Heraeus GmbH and Kulicke and Soffa Industries, Inc., dated July 31, 2008 is incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 31, 2008.*

2.2	Amendment No. 1 to the Master Sale and Purchase Agreement between W.C. Heraeus GmbH and Kulicke and Soffa Industries, Inc., dated as of September 5, 2008.*

10.1	Joint Development and Engineering Services Agreement by and between W.C. Heraeus GmbH and Kulicke and Soffa Industries, Inc. dated as of September 29, 2008.

99.1	Press Release dated September 29, 2008.

99.2	The following unaudited Pro Forma consolidated financial statements:

Unaudited Pro Forma Consolidated Balance Sheet as of June 28, 2008

Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended June 30, 2007 and June 28, 2008

Unaudited Pro Forma Consolidated Statements of Operations for fiscal 2005, 2006 and 2007

Notes to Unaudited Pro Forma Consolidated Financial Statements

*	Schedules and attachments have been omitted but will be provided to the Commission upon request.

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